SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549





                                 FORM 8-K

                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 24, 2003



                        Federal Signal Corporation
          (Exact name of registrant as specified in its charter)


 Delaware                           0-693                      36-1063330

(State or other jurisdiction     (Commission File            (IRS Employer
  of incorporation)                 Number)                  Identification No.)


              1415 W. 22nd Street, Oak Brook, Illinois        60523
              (Address of principal executive offices)     (Zip Code)


                            (630) 954-2000
          (Registrant's telephone number, including area code)

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Item 5.  Other Events

	On September 24, 2003, Federal Signal Corporation issued a press release entitled "Federal Signal Corpation Lowers Earnings Guidance Citing Weaker Municipal Markets." A copy of the press release is attached as
Exhibit 99.1




Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          99.1  Press Release dated September 24, 2003.






                                           SIGNATURE



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  FEDERAL SIGNAL CORPORATION



      Dated:  September 24, 2003                  By:  /s/ Joseph J. Ross

                                                   Joseph J. Ross
                                                   Chairman and
                                                   Chief Executive Officer






                                 EXHIBIT INDEX




     Exhibit No.    Description
     ----------     -------------------------------------------

        99.1        Press Release dated September 24, 2003